EXHIBIT 10.8
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THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE BEEN ACQUIRED FOR INVESTMENT
AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE. SUCH WARRANT AND SHARES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF EFFECTIVE REGISTRATION STATEMENTS COVERING SUCH WARRANT AND SHARES UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

                               RXBAZAAR.COM, INC.
                          COMMON STOCK PURCHASE WARRANT

Warrant to Purchase ________ Shares of Common Stock
Warrant No. W-

Dated: November 8, 2001
Void After November 8, 2004

                This Common Stock Purchase Warrant is issued to:

                              --------------------

(hereinafter called the "Registered Holder," which term shall include any and all successors and assigns by RxBazaar.com, Inc., a Delaware corporation..

         1. For value received and subject to the terms and conditions hereinafter set out, the Registered Holder is entitled upon surrender of this Warrant, with the subscription form annexed hereto duly executed, at the office of RxBazaar.com, Inc., a Delaware corporation, 200 Highland Avenue, Suite 301, Needham, Massachusetts 02494 (hereinafter with its successors called the "Company"), or such other office as the Company shall notify to the Registered Holder hereof in writing, to purchase _________ shares (the "Warrant Number") of fully paid and nonassessable shares of Common Stock, par value $.001 per share of the Company (the "Common Stock") at a purchase price per share of $.25 (the "Exercise Price"). This Warrant may be exercised in part, and the Registered Holder shall be entitled to receive a new warrant covering the number of shares in respect of which this Warrant shall not have been exercised. The person or persons in whose name or names any certificate representing shares of Common Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as of the close of business on the date on which this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed. Until such time as this Warrant is exercised or expires, the Exercise Price payable and the securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided.

         2. This Warrant shall expire upon the close of business on the date that is three (3) years from the date of issuance and shall be void thereafter.

         3. The Company covenants that it will at all times reserve and keep available a number of its authorized shares of its Common Stock, free from all pre-emptive rights therein, which will be sufficient to permit the exercise of this Warrant. The Company further covenants that such shares as may be issued pursuant to the exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

         4. If the Company shall at any time prior to the expiration of this Warrant subdivide its outstanding Common Stock, by stock split or otherwise, or combine its outstanding Common Stock (including a reverse split), or issue additional shares of its Common Stock in payment of a stock dividend in respect of its Common Stock, the Warrant Number shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Exercise Price then applicable to shares covered by the unexercised portion of this Warrant shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.

         5. In case of any reclassification, capital reorganization, or change of the outstanding Common Stock of the Company (other than as a result of a subdivision, combination or stock dividend), at any time prior to the expiration of this Warrant, then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Registered Holder of this Warrant, so that the Registered Holder of the Warrant shall have the right prior to the expiration of this Warrant to purchase, at a total price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, the kind and amount of shares of stock and other securities and property receivable upon such reclassification, reorganization, or change, by a holder of the number of shares of Common Stock of the Company which might have been purchased by the Registered Holder of this Warrant immediately prior to such reclassification, reorganization or change, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Registered Holder of this Warrant to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Exercise Price and of the number of shares purchasable upon exercise of this Warrant) shall thereafter be applicable in relation to any shares of stock and other securities and property thereafter deliverable upon exercise hereof.

         6. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant or any portion thereof. With respect to any fraction of a share called for upon the exercise of this Warrant or any portion thereof, an amount equal to such fraction multiplied by the then current value of a share of Common Stock (as determined in good faith by the Board of Directors of the Company) shall be paid to the holder hereof in cash by the Company.

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

         7. Whenever the Exercise Price is adjusted as herein provided, the Company shall promptly deliver to the Registered Holder of this Warrant a certificate of its principal financial officer setting forth the Exercise Price after such adjustment and a brief statement of the facts requiring such adjustment.

         8. In lieu of exercising this Warrant, the Registered Holder may elect to receive shares of Common Stock equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Registered Holder a number of shares of Common Stock using the following formula:

                                   X = Y (A-B)
                                       -------
                                          A

         Where   X - The number of shares of Common Stock to be issued to the
                     Registered Holder upon exercising under this Paragraph 8.

                 Y - The Warrant Number.

                 A - The fair market value of one share.

                 B - The Exercise Price.

For purposes of this provision, the fair market value of the shares of Common Stock of the Company shall mean the closing sale price of the shares as quoted on the Over-The-Counter Market Summary or the closing price quoted in any exchange on which the shares are listed, whichever is applicable, as published in the Wall Street Journal or other financial press for the ten (10) trading days prior to the date of determination of fair market value. If the shares are not traded in the over-the-counter market or on an exchange, the fair market value shall be the price per share that the Company could obtain from a willing buyer for shares sold by the Company from authorized but unissued shares, as such price shall be determined in good faith by the Board of Directors.

         9. If at any time prior to the expiration or exercise of this Warrant, the Company shall pay any dividend or make any distribution upon its Common Stock or shall make any subdivision or combination of or other change in its Common Stock, the Company shall cause notice thereof to be mailed, first class, postage prepaid, to the Registered Holder of this Warrant at least ten (10) full business days prior to the date as of which holders of Common Stock who shall participate in such dividend, distribution, subdivision, combination or other change are to be determined. Such notice shall also specify the time as of which holders of Common Stock who shall participate in such event are to be determined. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such event.

         10. (a) The Company will maintain a register containing the names and addresses of the Registered Holders of the Warrants. The Registered Holder of any Warrant shall be the person in whose name such Warrant is registered in said warrant register. Any Registered Holder of this Warrant may change his or her address as shown on the warrant register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Registered Holder may be delivered or given by mail to such Registered Holder at his or her address as shown on the warrant register.

                  (b) This Warrant, and the rights evidenced hereby, may, subject to the provisions hereof, be transferred by any Registered Holder hereof with respect to any or all of the shares purchasable hereunder. Upon presentation to the Company of this Warrant together with the assignment form hereof properly endorsed for registration of transfer as an entirety, the Company shall issue a new warrant of the same denomination to the assignee. Upon presentation to the Company of this Warrant together with the assignment form hereof properly endorsed for registration of transfer with respect to a portion of the shares purchasable hereunder, the Company shall issue a new warrant to the assignee, in such denomination as shall be requested by the Registered Holder hereof, and shall issue to such Registered Holder a new warrant covering the number of shares in respect of which this Warrant shall not have been transferred.

                  (c) In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company may issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant (including a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction) and of indemnity reasonably satisfactory to the Company.

         11. Subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder is transferable in whole or in part, at the office or agency of the Company at which this Warrant together with the assignment hereof on the books of the Company. The Company may treat the Registered Holder hereof as the owner hereof for all purposes.

         12. The Registered Holder of this Warrant, by acceptance of this Warrant, covenants and agrees that it is (a) acquiring this Warrant for its own account for investment and not with a view to, or for sale in connection with, any distribution hereof of the shares of Common Stock issuable upon exercise hereof and with no present intention of offering and distributing this Warrant or the shares of Common Stock issuable upon exercise of this Warrant, and (b) an accredited investor within the meaning of Regulation D under the Securities Act of 1933, as amended.

         13. Unless a current registration statement under the Securities Act of 1933, as amended, shall be in effect with respect to the securities to be issued upon exercise of this Warrant, the Registered Holder hereof, by accepting this Warrant, covenants and agrees that, at the time of exercise hereof, and at the time of any proposed transfer of securities acquired upon exercise hereof, such Registered Holder will deliver to the Company a written statement that the securities acquired by the Registered Holder upon exercise hereof are for the account of the Registered Holder or are being held by the Registered Holder as trustee, investment manager, investment advisor or as any other fiduciary for the account of the beneficial owner or owners for investment and are not acquired with a view to, or for sale in connection with, any distribution thereof (or any portion thereof) and with no present intention (at any such time) of offering and distributing such securities (or any portion thereof). Further, the Registered Holder shall comply with such provisions of applicable state securities laws as counsel to the Company or other counsel reasonably acceptable to the Company shall advise.

         14. The Registered Holder hereby agrees that, in the event of an initial public offering of the Company's securities, the Registered Holder will not directly or indirectly sell or in any way transfer any shares issued pursuant to the exercise of this Warrant held by the Registered Holder, or any right or interest in any shares issued pursuant to exercise of this Warrant, for a period of twenty-four months after the date upon which the registration statement with respect to an initial public offering of the Company's securities is declared effective (the "Effective Date") by the Commission, unless the Company, in its sole discretion, agrees to the sale of all or part of such securities at an earlier date. In addition, (i) any sales of the securities of the Company shall be effected through the lead underwriter of such initial public offering for the period commencing on the date of issuance and ending twenty-four months after the effective date of a registration statement relating to such initial public offering, and (ii) the Registered Holder shall compensate such underwriter in accordance with its customary compensation practices, and if the Registered Holder is a Pennsylvania resident, the Registered Holder will comply with ss.204.011 of the Pennsylvania Blue Sky Regulations to the extent applicable. The parties hereto agree that the above-referenced underwriter is intended to be a third-party beneficiary of this paragraph and that no modification of the "lock-up" provisions contained in this paragraph may be made without the prior written consent of such underwriter. The foregoing restrictions shall apply to any shares issued upon exercise of this Warrant and any such shares shall carry substantially the following legend, insofar as is consistent with applicable law:

"The shares of common stock represented by this certificate are subject to restrictions on transfer set forth in a Common Stock Purchase Warrant dated as of November 8, 2001. A copy of the Common Stock Purchase Warrant is available for inspection without charge at the office of the Treasurer of the Company."

         15. Unless the shares issuable upon exercise of this Warrant have been registered under the Securities Act, upon exercise of any part of this Warrant and the issuance of any of such shares, the Company shall instruct its transfer agent to enter stop transfer orders with respect to such shares, and all certificates representing the shares issued upon exercise of this Warrant shall bear on the face thereof substantially the following legend, insofar as is consistent with applicable law:

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

"The shares of common stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, assigned, transferred or otherwise disposed of unless registered pursuant to the provisions of that Act or an opinion of counsel to the Company is obtained stating that such disposition is in compliance with an available exemption from such registration."

         16. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the Registered Holder of this Warrant. No waivers of or exceptions to any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

         17. The provisions and terms of this Warrant shall be construed in accordance with the laws of the State of Delaware.


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


                                            RXBAZAAR.COM, INC.


                                            By: /s/ Bruce Warwick
                                                -----------------------------
                                                Treasurer


Dated: November 8, 2001

                              FORM OF SUBSCRIPTION


        (To be signed only on exercise of Common Stock Purchase Warrant)



TO: RXBAZAAR.COM, INC.



         The undersigned, the Registered Holder of the within Common Stock Purchase Warrant of RXBAZAAR.COM, INC., hereby irrevocably elects to exercise this Common Stock Purchase Warrant for, and to purchase thereunder, _________* shares of Common Stock of RXBAZAAR.COM, INC., and the undersigned herewith makes payment of $____________ therefor, and requests that the certificates for such shares be issued in the name of and delivered to, ________________________________, whose address is
_________________________________.



Dated:________________                 ________________________________________
                                       (Signature must conform in all respects to name of registered holder as specified on the face of the Warrant)





Signed in the presence of:



------------------------





         *Insert here the number of shares (all or part of the number of shares called for in the Common Stock Purchase Warrant) as to which the Common Stock Purchase Warrant is being exercised without making any adjustment for any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Common Stock Purchase Warrant, may be deliverable on exercise.

                               FORM OF ASSIGNMENT



        (To be signed only on transfer of Common Stock Purchase Warrant)



         For value received, the undersigned hereby sells, assigns, and transfers unto ________________________________ the right represented by the within Common Stock Purchase Warrant to purchase ________ shares of Common Stock of RXBAZAAR.COM, INC. to which the within Common Stock Purchase Warrant relates, and appoints such person Attorney to transfer such right on the books of RXBAZAAR.COM, INC. with full power of substitution in the premises.



Dated:________________                 ________________________________________
                                       (Signature must conform in all respects to name of registered holder as specified on the face of the Warrant)

                                       ----------------------------------------
                                       (Address)



Signed in the presence of:



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